                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.____)

Filed by the Registrant [X]      Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                          ONE VOICE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                          ONE VOICE TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 30, 2001


TO THE SHAREHOLDERS OF ONE VOICE TECHNOLOGIES, INC.:

         You are cordially invited to attend the Annual Meeting of Shareholders of One Voice Technologies, Inc. (the "Company"), which will be held at the Embassy Suites Hotel, 4550 La Jolla Village Drive, San Diego, California 92122, on Friday, November 30, 2001, at 10:00 a.m. Pacific time, to consider and act upon the following matters:

         1. To elect a board of four directors to hold office until the 2002 Annual Meeting of Shareholders and until their successors are elected and qualified;

         2. To approve the Company's Third Amended and Restated 1999 Stock Option Plan;

         3. To approve and ratify the issuance of shares of the Company's common stock pursuant to the terms of a Securities Purchase Agreement between the Company and Nevelle Investors LLC;

         4. To approve and ratify the issuance of $600,000 shares of the Company's common stock pursuant to the terms of an 8% convertible note issued to Laurus Master Fund, Ltd.;

         5. To approve and ratify the issuance of $500,000 shares of the Company's common stock pursuant to the terms of an 8% convertible note issued to Stonestreet Limited Partnership;

         6. To ratify the selection of Stonefield Josephson, Inc. as the Company's auditors for the fiscal year ending December 31, 2001; and

         7. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The foregoing matters are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed October 24, 2001 as the record date for this Annual Meeting. Only shareholders of record at the close of business on October 24, 2001 will be entitled to notice of and to vote at this Annual Meeting and at any adjournments thereof.

         It is important that your shares be represented at the meeting regardless of the number of shares you hold. You are invited to attend the meeting in person, but whether or not you plan to attend, please complete, date, sign and return the accompanying proxy in the enclosed envelope. If you do attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person.

                                By Order of the Board of Directors


                                Dean Weber
                                Chairman of the Board,
                                President and Chief Executive Officer


6333 Greenwich Drive, Suite 240
San Diego, California 92122
(858) 552-4466
October 26, 2001

                          ONE VOICE TECHNOLOGIES, INC.
                         6333 Greenwich Drive, Suite 240
                           San Diego, California 92122

                                ----------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 30, 2001

General

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of One Voice Technologies, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the Embassy Suites Hotel, 4550 La Jolla Village Drive, San Diego, California 92122, on Friday, November 30, 2001, at 10:00 a.m. Pacific time, and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. This Proxy Statement and the accompanying Proxy will be mailed on or about October 26, 2001 to all shareholders entitled to vote at the Annual Meeting.

Solicitation of Proxies

          The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy materials. The original solicitation of Proxies by mail may be supplemented by solicitation in person, by mail, by telephone, by facsimile, or by telegram, by the Company's regularly employed officers and employees. The Company's officers and employees will not receive any additional compensation for soliciting proxies.

Voting Rights and Outstanding Shares

          The Board of Directors has fixed the close of business on October 24, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, [_______] shares of the Company's common stock, par value $.001 per share, were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. Except as described herein, no preemptive, subscription, or conversion rights pertain to the common stock and no redemption or sinking fund provisions exist for the benefit thereof.

          All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve or ratify, as applicable, each proposal. Proxies returned with respect to shares of the Company's common stock held by Nevelle Investors LLC, Laurus Master Fund, Ltd., Stonestreet Limited Partnership and their affiliates will be counted for purposes of determining a quorum but will not be counted for purposes of determining approval of Proposals 3, 4 and 5.

Revocation of Proxies

          You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. The Company's principal executive offices are located at 6333 Greenwich Drive, Suite 240, San Diego, California 92122.

Shareholder Proposals

         The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Exchange Act") is June 15, 2002. The deadline for submitting a shareholder proposal that is not to be included in such proxy statement and proxy is also June 15, 2002. If a shareholder proposal is received after June 15, 2002, the Company may vote in its discretion as to that proposal all of the shares for which it has received proxies for the 2002 Annual Meeting of Shareholders.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors of the Company at four. All four directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. The Board of Directors proposes the election of the nominees named below, each of whom is currently a member of the Board of Directors of the Company previously elected by shareholders. There is no cumulative voting for the election of directors.

         Unless authorization to do so is withheld, proxies received will be voted FOR the four nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

         The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

         Name                    Age  Position and Offices Held With the Company
         ----                    ---  ------------------------------------------

         Dean Weber               39  Chairman of the Board, President, Chief
                                      Executive Officer and Director
         George H. Kaelin, III*   35  Director
         Rahoul Sharan            40  Chief Financial Officer, Secretary,
                                      Treasurer and Director
         Bradley J. Ammon*        38  Director

         * Member of the Audit Committee and the Compensation Committee.

         Officers are elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders. Each officer shall hold office until his successor has been duly elected and qualified, although Dean Weber has an employment agreement with the Company and Rahoul Sharan's company has a personal service agreement with the Company. See "Executive Compensation - Employment Agreement and Personal Service Agreement." There are no family relationships between any of the Company's officers or directors.

Principal Occupations of Each Director

         Dean Weber holds a B.S. in Computer Science from the Central Connecticut State University. With over 19 years of technology experience, Mr. Weber has worked for top IT companies such as United Technologies, Northrop and Xerox. From 1984 to 1987, Mr. Weber was an engineer for United Technologies in Hartford, Connecticut, where he designed and developed real-time software systems for NASA and U.S. Navy projects. Mr. Weber was then employed by Northrop Corporation in Pico Rivera, California, from 1987 to 1989 where he led an engineering team for the B2 Stealth Bomber project. From 1989 to 1991, Mr. Weber was an independent senior consultant to various companies including Xerox and Rockwell Technologies. From 1991 to 1998, Mr. Weber founded and was President of EditPro Corporation in San Diego, California. At EditPro, Mr. Weber developed and marketed one of the original and first Microsoft Windows based development environment tools for both the English and Japanese marketplaces. In 1996 and 1997, Mr. Weber began developing the origins of the current IVAN program. In 1998, Mr. Weber founded Conversational Systems, Inc., now One Voice Technologies, Inc., in San Diego, California, where he has served as the Company's President since that time. Recently, Mr. Weber was nominated as chairperson and keynote speaker of the Voice-Based Commerce tradeshow held in Chicago in September 2000, where participants included IBM, Lucent, Nuance and Speechworks. Mr. Weber was elected to the Board of Directors in July of 1999 as Chairman.

         George H. Kaelin, III, received a B.B.A. degree summa cum laude with an emphasis in Business Economics from the University of San Diego. Mr. Kaelin also has a Juris Doctor degree from the University of California, Davis, where he received the American Jurisprudence Award for excellence in Advanced Business Organizations Law. Mr. Kaelin has clerked for the U.S. District Court, Eastern District, for the Honorable Milton L. Schwartz. He also worked with the Alaska Legislature in drafting the Alaskan Non-Profit Corporations Code. Mr. Kaelin is a partner in the San Diego law firm of Endeman, Lincoln, Turek & Heater where he has worked since 1994. He specializes in business and real estate issues. Mr. Kaelin is admitted to practice before all state and federal courts in California and has served as a member of the Enright Inn of Court. Mr. Kaelin serves as a member of the Audit and Compensation Committees and was elected to the Board of Directors in 1999.

         Rahoul Sharan holds a Bachelor of Commerce degree from the University of British Columbia and is a member of the Institute of Chartered Accountants of British Columbia. Mr. Sharan was employed by Coopers & Lybrand (now Pricewaterhouse Coopers) from 1984 to 1989. Since 1989, Mr. Sharan has been the President and a Director of KJN Management Ltd., a private company that provides a broad range of administrative, management and financial services to both private and public companies. Mr. Sharan has been a partner in S & P Group, a company that specializes in investment financing for venture capital projects and real estate development and construction, since 1988. Mr. Sharan was also a director of Pacific Northern Ventures, Ltd. from 1989 to 1995, and is President and a Director of Bell Coast Capital Corp., an inactive public company to which Mr. Sharan devotes less than 1% of his time. Mr. Sharan was elected to the Board of Directors in 1999.

         Bradley J. Ammon is a tax attorney in the San Diego law firm of Ernest
S. Ryder & Associates, Inc. Mr. Ammon specializes in international tax planning, including restructuring of international operations, domestic mergers and acquisitions, and developing business plans to minimize worldwide taxation. Before joining the firm, Mr. Ammon was with SAIC as an International Tax Manager. He previously was with KPMG, LLP in the International Corporate Services Department. His principal practice consisted of clients in the information, communications and entertainment ("ICE") industry. Before he joined KPMG, LLP, Mr. Ammon worked from 1995 to 1998 at Deloitte & Touche, LLP in their tax services department where he provided corporate, partnership, and personal tax and business planning services to clients. Mr. Ammon also worked several years as a staff accountant where his responsibilities included the compilation and consolidation of monthly financial statements for multiple subsidiaries. Mr. Ammon has a Juris Doctor and a Master's of Law in taxation (LL.M.) from the University of San Diego, and received his undergraduate degree from the University of California, San Diego. He is admitted to the California Bar. Mr. Ammon is a member of the Audit and Compensation Committees and was appointed to the Board of Directors in 2000.

Meetings

         The Board of Directors has one regularly scheduled meeting each year, immediately after and at the same place as the annual meeting of shareholders. Additional meetings may be called as the need arises. During the 2000 fiscal year, the Board of Directors held five meetings. All of the members of the Board of Directors were present at each meeting.

Committees

         The Board of Directors has an Audit Committee and a Compensation Committee, both of which were established on June 9, 2000. As set forth in the Audit Committee Charter adopted by the Board of Directors, a copy of which is included in this Proxy Statement as Exhibit A, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (1) the financial information provided to shareholders and others, (2) systems of internal controls established by management and the Board of Directors and (3) the audit process. The primary function of the Compensation Committee is to establish and administer the Company's executive compensation programs. Messrs. Ammon and Kaelin are the members of both committees and are "independent" as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. During the 2000 fiscal year, each committee held eight meetings. The Audit Committee reviewed the Company's audited financial statements for fiscal 2000 and, based on its review and discussions with the Company's auditors, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

Director Compensation

     The Company does not pay compensation for service as a director to persons employed by the Company. Non-employee directors receive $1,000 for each meeting of the Board of Directors they attend, although Mr. Kuelin has voluntarily agreed to waive any fees otherwise payable to him for attendance at board meetings for fiscal 2001. The Company pays all out-of-pocket expenses of attendance.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE COMPANY.

                                   PROPOSAL 2
   APPROVAL OF THE COMPANY'S THIRD AMENDED AND RESTATED 1999 STOCK OPTION PLAN

     On [__________________], the Board of Directors adopted, subject to shareholder approval and approval by the California Department of Corporations, the Third Amended and Restated 1999 Stock Option Plan (the "1999 Plan") to increase (i) the maximum number of shares of common stock authorized for issuance over the term of the 1999 Plan from 1,500,000 to 3,000,000, and (ii) the limit on the number of options that may be granted to an employee in any one year period from 350,000 to 500,000. The following is a summary of the principal features of the 1999 Plan that will become effective upon shareholder approval of this proposal and approval of the amended 1999 Plan by the California Department of Corporations. The summary, however, is not a complete description of all of the provisions of the 1999 Plan. A copy of the 1999 Plan, as amended, is included with this Proxy Statement as Exhibit B. The Company intends to file an amended Form S-8 with the SEC to register the additional 1,500,000 shares under the Securities Act of 1933 as soon as practicable after receiving shareholder approval of the amended 1999 Plan.

Administration

     The 1999 Plan is administered by the Board of Directors or a committee of two or more members appointed by the Board of Directors who are non-employee directors. The committee has the sole discretion and authority to grant options under the 1999 Plan to eligible participants rendering services to the Company, at such times, under such terms and in such amounts as it may decide.

Eligibility

     All directors, officers, employees of and consultants to the Company, relative to the Company's management, operation or development, are eligible to receive options under the 1999 Plan. The selection of recipients of options is within the sole and absolute discretion of the committee. No employee shall be granted more than 500,000 options in any one-year period.

Identification of Stock

     The stock subject to the options shall be shares of the Company's authorized but unissued or acquired or reacquired common stock. The aggregate number of shares subject to outstanding options shall not exceed 3,000,000 shares (subject to certain adjustments). Notwithstanding the above, at no time shall the total number of shares of common stock issuable upon exercise of all outstanding options and the total number of shares of stock provided for under any stock bonus or similar plan of the Company exceed 30% as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10, California Code of Regulations, based on the shares of the Company outstanding at the time the calculation is made.

Terms

     Options may be granted at an exercise price determined by the committee, subject to certain limitations set forth in the 1999 Plan. No granted option will have a term of more than 10 years. Upon cessation of service, the optionee will generally have three months from the date of termination of eligibility to exercise any vested options.

Options granted shall generally be exercisable or "vest" at the rate of at least 20% per year over the five-year period beginning on the date the option is granted.

Valuation

     If the common stock of the Company is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, the fair market value per share of common stock on any relevant date under the 1999 Plan will be determined by the committee after taking into account such factors as the committee deems appropriate. If the common stock is not listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall generally be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price). If the common stock is listed or admitted to trading on any stock exchange, the fair market value shall be the closing selling price on the stock exchange determined by the committee to be the primary market for the common stock. As of October 24, 2001, the closing sale price of the Company's common stock as quoted on the Nasdaq Small Cap Market was $[__] per share.

Federal Income Tax Information

     Incentive stock options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for two years following the date the incentive stock option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a "disqualifying disposition"), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax that is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits that may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory stock options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally does not recognize taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by exerecise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

     Potential limitation on Company deductions. Code Section 162(m) denies a deduction to the Company for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (a) either (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the shareholders, (iii) the option is granted by a compensation committee comprised solely of outside directors and is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established by the compensation committee while the outcome is substantially uncertain and approved by the shareholders.

     For the aforementioned reasons, the Company's 1999 Plan provides for an annual per employee limitation as required under Section 162(m) and the Company's compensation committee is comprised solely of outside directors.

     Other tax consequences. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the 1999 Plan. Tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 1999 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
2.

                                   PROPOSAL 3
  APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE TERMS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND NEVELLE
                                 INVESTORS LLC

     To obtain financing to help support the Company's operations, the Company entered into a purchase agreement in October 2000 with Nevelle Investors LLC ("Nevelle") to issue and sell to Nevelle, for a purchase price of $2,000,000, 5% convertible debentures with an aggregate principal amount of $2,000,000 and a maturity date of October 3, 2002, and warrants to buy 231,884 shares of the Company's common stock. The debentures are convertible into shares of the Company's common stock at Nevelle's option. The conversion price of the debentures shall be the lesser of $9.76 and the average of the lowest seven per share market values during the 50 trading days immediately before the applicable conversion date (subject to certain adjustments). As of October 1, 2001, $1,000,000 of the outstanding debentures had been converted into 1,176,241 shares of the Company's common stock and $1,000,000 remained outstanding. The warrants may be exercised at an exercise price of $9.76 per share (as adjusted from time to time) at any time through and including October 3, 2005. Nevelle may not convert any debentures or exercise any warrants if such conversion and/or exercise would result in Nevelle, together with any affiliate thereof, owning more than 4.999% of the then issued and outstanding shares of the Company's common stock. For an additional purchase price of $100, the Company also issued to Nevelle a conditional warrant to buy additional convertible debentures in four tranches up to an additional aggregate principal amount of $8,000,000 and additional warrants to buy shares of the Company's common stock. The conditional warrant expired on October 3, 2001.

     Pursuant to the terms of the purchase agreement, the debentures and the warrants, as well as Nasdaq listing standards and requirements, the Company is required to seek the approval of its shareholders before the issuance of the common stock underlying the convertible debentures and warrants if the total issuances in connection with this financing would equal 20% or more of the Company's common stock outstanding before the issuance. Since the actual conversion price of the debentures depends on the market price at the time of conversion, it is not possible to determine in advance the aggregate number of shares that will be issued upon conversion. It is possible that the maximum potential issuance will exceed 20% because the conversion price for the remaining balance on the debenture could, theoretically, be based on a share price of one cent per share, or less, or on some other price.

     If the effect of an issuance upon the conversion of a debenture is such that the aggregate number of shares of common stock that would then be issuable, together with any shares previously issued upon conversion of debentures or exercise of warrants, would exceed 20% of the Company's common stock outstanding before the issuance, the Company would be required, at Nevelle's option, to either (1) use its best efforts to obtain shareholder approval as soon as possible, but in any event not later than the 60th day after Nevelle's request, or (2) with respect to the excess amount, pay to Nevelle in cash an amount equal to the greater of (A) 120% of the principal amount of the debentures to be prepaid, plus all accrued and unpaid interest thereon, and (B) the principal amount of the debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the conversion price on (x) the date the prepayment amount is demanded or otherwise due or (y) the date the prepayment amount is paid in full, whichever is less, multiplied by the per share market value on (x) the date the prepayment amount is demanded or otherwise due or (y) the date the prepayment amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such debentures. If Nevelle were to elect the first option and the Company were unable to obtain shareholder approval by the 60th day, the Company would be required to pay Nevelle cash pursuant to the second option. If the Company were to fail to pay the amount due under the second option within seven days, the Company would be required to pay interest on the amount owing at 14% per annum or the maximum rate then permitted by applicable law. Failure to do so would be an event of default under the purchase agreement and the full principal amount of the debenture in question (and, at Nevelle's option, all other debentures held by Nevelle), together with interest and all other amounts owing, would become immediately due and payable by the Company.

     Since it is impossible to determine at this time the total number of shares that may need to be issued upon conversion of the debentures, the Board of Directors is seeking shareholder approval to issue such number of shares of the Company's common stock as would be necessary to convert the remaining $1,000,000 debentures at the then effective conversion price and to issue 231,884 shares of common stock upon exercise of the warrants. By obtaining shareholder approval now, the Board of Directors is seeking to reduce the risk of a default by the Company under the terms of the purchase agreement, the debentures and the warrants should the Company be unable to obtain any necessary shareholder approval within the 60 day time period or to obtain any necessary funds to prepay the debentures if needed. You should consider that the issuance of such additional shares, together with any shares to be issued pursuant to proposals 4 and 5 below, may greatly exceed 20% of the outstanding shares of the Company's common stock and will result in dilution of the outstanding shares of common stock, which dilution may be substantial under certain market conditions. On the other hand, if the Company defaults under the terms of the purchase agreement or is required to pay Nevelle the prepayment amount in cash, the business operations and financial condition of the Company could be materially adversely affected. The failure of the Company to obtain shareholder approval before the issuance of the common stock underlying the debentures and warrants could also result in the Company's common stock being delisted by Nasdaq. The trading price of the Company's common stock has been and is likely to continue to be highly volatile. As of October 24, 2001, the average of the lowest seven per share market values during the 50 trading days immediately before such date was $[__] per share.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
3.

                                   PROPOSAL 4
  APPROVAL OF THE ISSUANCE OF $600,000 SHARES OF THE COMPANY'S COMMON STOCK TO
                            LAURUS MASTER FUND, LTD.

     In September 2001, the Company entered into a securities purchase agreement with Laurus Master Fund, Ltd., a private equity fund ("Laurus"), to obtain funding for the launch of the Company's MobileVoice Applications. Under the terms of the agreement, the Company sold to Laurus an 8% convertible note in the aggregate principal amount of $600,000, convertible into shares of the Company's common stock, and issued a warrant to buy 100,000 shares of the Company's common stock. The note is due and payable on September 7, 2003. Any unpaid principal portion of the note and, at the holder's election, the interest accrued on the note, may be converted into shares of the Company's common stock at a conversion price per share equal to the lower of (i) $.51 or (ii) 80% of the average of the three lowest closing prices for the common stock on a principal market for the 30 trading days before but not including the conversion date. The note may not be paid, in whole or in part, before September 7, 2003 without the consent of the holder. Dean Weber, the Company's Chief Executive Officer, has granted Laurus a security interest in his shares of the Company's common stock and options to buy the Company's common stock as security for the payment of the note by the Company. The warrant is exercisable until September 7, 2006 at a purchase price of the lesser of (i) $.82 per share or (ii) 120% of the average of the three lowest closing prices of the Company's common stock as reported by Bloomberg Financial for the principal market for the 10 trading days immediately preceding the date of the exercise of the warrant (subject to certain adjustments). Laurus may not convert the note or exercise the warrant if such exercise would result in Laurus and its affiliates beneficially owning more than 4.999% of the then issued and outstanding shares of the Company's common stock. This restriction may be revoked upon 75 days prior notice from Laurus to the Company or upon an event of default under the note.

     Pursuant to the terms of the securities purchase agreement with Laurus and the Nasdaq listing standards and requirements, the Company is required to seek the approval of its shareholders before the issuance of the common stock underlying the note and the warrant if the total issuances in connection with this financing would equal 20% or more of the Company's common stock outstanding before the issuance. Since the actual conversion price of the note depends on the market price at the time of conversion, it is not possible to determine in advance the aggregate number of shares that will be issued upon conversion. It is possible that the maximum potential issuance will exceed 20% because the conversion price for the note could, theoretically, be based on a share price of one cent per share, or less, or on some other price.

     The Company has agreed to obtain shareholder approval to allow conversion of the note and interest thereon within 90 days if the closing price of the Company's common stock is less than $.25 per share for three consecutive trading days. The Company's failure to do so would be an event of default under the note and, at the option of the holder, the principal and interest then remaining on the note and all other amounts payable, would become immediately due and payable. Furthermore, should Laurus seek to convert the note and the Company is unable to issue the underlying shares of common stock for any reason, then at the election of Laurus, the Company must pay to Laurus a sum of money determined by multiplying the principal of the note required to be converted and not so converted by 130%, together with accrued but unpaid interest thereon.

     Since it is impossible to determine at this time the total number of shares that may need to be issued upon conversion of the note, the Board of Directors is seeking shareholder approval to issue such number of shares of the Company's common stock as would be necessary to convert the $600,000 note at the then effective conversion price and to issue 100,000 shares of common stock upon exercise of the warrant. By obtaining shareholder approval now, the Board of Directors is seeking to reduce the risk of a default by the Company under the terms of the purchase agreement, the note and the warrant should the Company be unable to obtain any necessary shareholder approval within the 90 day time period or to obtain any necessary funds to prepay the note if needed. You should consider that the issuance of such additional shares, together with any shares to be issued pursuant to proposals 3 and 5 described herein, may greatly exceed 20% of the outstanding shares of the Company's common stock and will result in dilution of the outstanding shares of common stock, which dilution may be substantial under certain market conditions. On the other hand, if the Company defaults under the terms of the purchase agreement or is required to pay Laurus the prepayment amount in cash, the business operations and financial condition of the Company could be materially adversely affected. The failure of the Company to obtain shareholder approval before the issuance of the common stock underlying the note and warrant could also result in the Company's common stock being delisted by Nasdaq. The trading price of the Company's common stock has been and is likely to continue to be highly volatile. As of October 24, 2001, the average of the three lowest closing prices for the common stock for the preceding 30 trading days was $[__] per share.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
4.

                                   PROPOSAL 5
  APPROVAL OF THE ISSUANCE OF $500,000 SHARES OF THE COMPANY'S COMMON STOCK TO
                         STONESTREET LIMITED PARTNERSHIP

     In September 2001, the Company entered into a securities purchase agreement with Stonestreet Limited Partnership ("Stonestreet") to obtain funding for the Company's ongoing operations. Under the terms of the agreement, the Company sold to Stonestreet an 8% convertible note in the aggregate principal amount of $500,000, convertible into shares of the Company's common stock, and issued a warrant to buy 83,333 shares of the Company's common stock. The note is due and payable on September 28, 2003. Any unpaid principal portion of the note and, at the holder's election, the interest accrued on the note, may be converted into shares of the Company's common stock at a conversion price per share equal to the lower of (i) $.34 or (ii) 80% of the average of the three lowest closing prices for the common stock on a principal market for the 30 trading days before but not including the conversion date. The note may not be paid, in whole or in part, before September 28, 2003 without the consent of the holder. The warrant is exercisable until September 28, 2006 at a purchase price of the lesser of (i) $.515 per share or (ii) 120% of the average of the three lowest closing prices of the Company's common stock as reported by Bloomberg Financial for the principal market for the 10 trading days immediately preceding the date of the exercise of the warrant (subject to certain adjustments). Stonestreet may not convert the note or exercise the warrant if such exercise would result in Stonestreet and its affiliates beneficially owning more than 4.999% of the then issued and outstanding shares of the Company's common stock. This restriction may be revoked upon 75 days prior notice from Stonestreet to the Company or upon an event of default under the note.

     Pursuant to the terms of the securities purchase agreement with Stonestreet and the Nasdaq listing standards and requirements, the Company is required to seek the approval of its shareholders before the issuance of the common stock underlying the note and the warrant if the total issuances in connection with this financing would equal 20% or more of the Company's common stock outstanding before the issuance. Since the actual conversion price of the note depends on the market price at the time of conversion, it is not possible to determine in advance the aggregate number of shares that will be issued upon conversion. It is possible that the maximum potential issuance will exceed 20% because the conversion price for the note could, theoretically, be based on a share price of one cent per share, or less, or on some other price.

     The Company has agreed to obtain shareholder approval to allow conversion of the note and interest thereon within 90 days if the closing price of the Company's common stock is less than $.25 per share for three consecutive trading days. The Company's failure to do so would be an event of default under the note and, at the option of the holder, the principal and interest then remaining on the note and all other amounts payable, would become immediately due and payable. Furthermore, should Stonestreet seek to convert the note and the Company is unable to issue the underlying shares of common stock for any reason, then at the election of Stonestreet, the Company must pay to Stonestreet a sum of money determined by multiplying the principal of the note required to be converted and not so converted by 130%, together with accrued but unpaid interest thereon.

     Since it is impossible to determine at this time the total number of shares that may need to be issued upon conversion of the note, the Board of Directors is seeking shareholder approval to issue such number of shares of the Company's common stock as would be necessary to convert the $500,000 note at the then effective conversion price and to issue 83,333 shares of common stock upon exercise of the warrant. By obtaining shareholder approval now, the Board of Directors is seeking to reduce the risk of a default by the Company under the terms of the purchase agreement, the note and the warrant should the Company be unable to obtain any necessary shareholder approval within the 90 day time period or to obtain any necessary funds to prepay the note if needed. You should consider that the issuance of such additional shares, together with any shares to be issued pursuant to proposals 3 and 4 above, may greatly exceed 20% of the outstanding shares of the Company's common stock and will result in dilution of the outstanding shares of common stock, which dilution may be substantial under certain market conditions. On the other hand, if the Company defaults under the terms of the purchase agreement or is required to pay Stonestreet the prepayment amount in cash, the business operations and financial condition of the Company could be materially adversely affected. The failure of the Company to obtain shareholder approval before the issuance of the common stock underlying the note and warrant could also result in the Company's common stock being delisted by Nasdaq. The trading price of the Company's common stock has been and is likely to continue to be highly volatile. As of October 24, 2001, the average of the three lowest closing prices for the common stock for the preceding 30 trading days was $[__] per share.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
5.

                                   PROPOSAL 6
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected Stonefield Josephson, Inc., independent public accountants, to serve as auditors for the fiscal year ending December 31, 2001. Representatives of Stonefield Josephson, Inc. are not expected to be present at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
6.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table shows the compensation the Company paid to its Chief Executive Officer and other executive officers who served as such at the end of fiscal 2000 and fiscal 1999 and received compensation over $100,000:

                                    Annual Compensation                           Long Term Compensation
                  ---------------------------------------------------------------------------------------------------
                                                                                  Securities
                                                         Other                    Underlying
                                                         Annual       Restricted   Options      LTIP      All Other
  Name & Principal                                    Compensation      Stock        SARs      Payouts   Compensation
      Position         Year   Salary ($)   Bonus ($)       ($)          Awards       (#)/(1)/   ($)          ($)
----------------------------------------------------------------------------------------------------------------------
Dean Weber, CEO        2000   252,000       75,000         0              0           0           0           0
                       1999   180,000         0            0              0           0/(2)/      0           0

Rahoul Sharan, CFO     2000   180,000      75,000/(3)/     0              0           0           0           0
                       1999   120,000/(3)/    0            0              0         50,000        0           0

(1) Options were granted pursuant to the Company's 1999 Stock Option Plan.
(2) 75,000 options previously granted to Mr. Weber were rescinded by Mr. Weber.
(3) This payment was made through KJN Management Ltd. See "Personal Service Agreement" below.

    No options were granted to the officers named in the table above during fiscal 2000.

Employment Agreement

     The Company entered into a three-year employment agreement with Dean Weber, the Company's Chairman, Chief Executive Officer and President, commencing in July 1999. The Weber employment agreement provides that, in consideration for Mr. Weber's services, he is to be paid an annual salary of $180,000. His salary was increased to $252,000 annually in April 2000, with a $75,000 bonus paid on April 10, 2000. Effective July 1, 2001, Mr. Weber voluntarily agreed to temporarily reduce his annual salary to $216,000.

Personal Service Agreement

     The Company entered into a three-year personal service agreement with KJN Management Ltd. commencing in July 1999 for the services of its Chief Financial Officer, Rahoul Sharan, which provided for the payment of a fee by the Company to KJN Management Ltd. of $120,000 per year. The service fee was increased to $180,000 per year on April 10, 2000, and the Company paid a $75,000 bonus to KJN Management Ltd. on April 10, 2000. Effective July 1, 2001, KJN Management Ltd. voluntarily agreed to temporarily reduce its annual service fee to $120,000.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information on the ownership of the Company's voting securities by officers and directors, as well as shareholders who are known by the Company to own beneficially more than five percent of the Company's common stock, as of October 24, 2001:


                                                                                 Shares Beneficially Owned/(1)/
                                                                                 -------------------------
Title of Class         Name & Address                                              Number             Percent
------------------------------------------------------------------------------------------------------------------
Common                 Dean Weber, Chairman of Board, President, Chief            [______]/(2)(3)/     [____]
                       Executive Officer and Director
                       6333 Greenwich Dr., Ste 240
                       San Diego, CA 92122

Common                 IVantage, Inc.                                             [_______]/(2)/        [___]
                       6333 Greenwich Dr., Ste 240
                       San Diego, CA 92122

Common                 Rahoul Sharan, Chief Financial Officer, Secretary,          [______]/(4)/       [____]
                       Treasurer and Director
                       6333 Greenwich Dr., Ste 240
                       San Diego, CA 92122

Common                 George H. Kaelin, III, Consultant to the Company and       [_______]/(5)/         [___]
                       Director
                       6333 Greenwich Dr., Ste 240
                       San Diego, CA 92122

Common                 Bradley J. Ammon, Director                                 [_______]/(6)/        [____]
                       6333 Greenwich Dr., Ste 240
                       San Diego, CA 92122

Total securities held by officers and directors as a group (4 people):            [_______]/(7)/        [____]


(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 24, 2001 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of [_________________] shares of common stock outstanding on October 24, 2001, and the shares issuable upon the exercise of options and warrants exercisable on or within 60 days of October 24, 2001, as described below.

(2) iVantage, Inc. is wholly owned by Dean Weber, Chairman of the Board, President, Chief Executive Officer, and Director of the Company. Mr. Weber is the beneficial owner of the [______] shares in the name of iVantage, Inc. and those shares are also included in the amount presented in this table for Mr. Weber.

(3) Includes [____________] shares owned indirectly through iVantage, Inc.

(4) Includes options to buy (i) [_____] shares at an exercise price of $[____] per shares; and (ii) [_____] shares at an exercise price of $[_____] per share. These options are currently exercisable.

(5) Includes options to buy (i) [_____] shares at an exercise price of $[____] per shares; (ii) [_____] shares at an exercise price of $[_____] per share; and
(iii) [_____] shares at an exercise price of $[_____]. These options are currently exercisable.

(6) Includes options to buy (i) [_____] shares at an exercise price of $[____] per shares; and (ii) [_____] shares at an exercise price of $[_____] per share. These options are currently exercisable.

(7) Includes options to buy [________] shares that are currently exercisable.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of copies of reports furnished to the Company and certain written representations, during the fiscal year ended December 31, 2000 and prior fiscal years ended December 31, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater-than-ten-percent beneficial owners were complied with except as follows: Form 3 filings for Dean Weber, George H. Kaelin, III, and Rahoul Sharan due on December 16, 1999, and the Form 3 for Brad Ammon due on June 19, 2000, were each filed on August 11, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's chief executive officer, Mr. Weber, advanced $4,500 to the Company for the purchase of a computer. The Company's chief financial officer, Mr. Sharan, advanced $10,000 to the Company for travel expenses. Both of these cash advances occurred in July 1999 and were recorded on the Company's financial statements as current liabilities with no written or verbal agreement regarding loan terms of repayment or stated interest rate. The Company repaid the advances on July 14, 2000.

         In May 1999, a group of officers, directors and shareholders of Dead On, Inc., the Company's former corporate entity, formed a new company, Dead On Acquisition Company, a California corporation. After the formation of Dead On Acquisition Company, the group transferred 6,075,000 shares of the Company's common stock to Dead On Acquisition Company in exchange for shares of Dead On Acquisition Company stock.

         On July 14, 1999, 150,000 restricted shares of the Company's common stock were issued as a commission to Compass Investment Management, a non-affiliated entity, for services rendered in connection with a July 1999 private placement.

         On May 14, 1999, the Company sold all of its operating assets and liabilities relating to the discontinued operations of the Company's apparel, accessory, and sports equipment division to Dead On Acquisition Company for $1.00 per an agreement for acquisition resulting in a gain of $91,785 and a provision for operating losses of $110,788, equaling a net financial statement loss of $19,003.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, as amended and as filed with the United States Securities and Exchange Commission ("SEC"), excluding exhibits, is being mailed to shareholders with this Proxy Statement. The Company will furnish any exhibit to its Annual Report on Form 10-KSB free of charge to any shareholder upon written request to the Company at 6333 Greenwich Drive, Suite 240, San Diego, California 92122. The Annual Report is not incorporated in, and is not a part of, this Proxy Statement and is not proxy-soliciting material. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

                                  OTHER MATTERS

          The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying Proxy will have discretionary authority to vote all proxies in accordance with their best judgment with respect to such matters.

San Diego, California                         By Order of the Board of Directors
October 26, 2001

                                    Exhibit A
                                    ---------

                          ONE VOICE TECHNOLOGIES, INC.
                             AUDIT COMMITTEE CHARTER

         The Audit Committee ("Committee") is a committee of the Board of Directors (the "Board") of One Voice Technologies, Inc. (the "Company"). Its primary function is to assist the Board in fulfilling the Board's oversight responsibilities by reviewing (1) financial information that will be provided to the shareholders and others, (2) systems of internal controls established by management and the Board and (3) the audit process.

         As long as the Company has securities listed on the Nasdaq SmallCap Market and is a small business filer reporting under Regulation S-B promulgated by the Securities and Exchange Commission ("SEC"), the Committee will be made up of at least two members, a majority of which will be independent directors as defined by the rules of Nasdaq. Committee members shall be appointed by, and shall serve at the pleasure of, the Board.

         The Committee is expected to fulfill the following responsibilities:

General
-------

1. Provide an open avenue of communication between the outside auditor and the Board.

2. Consider and review, with the outside auditor, the adequacy of the Company's internal controls including computerized information system controls and security.

3. Inquire of management and the outside auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

4. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

Oversight of the Outside Auditor
--------------------------------

5. Make recommendations to the Board with regard to the nomination, review, compensation and discharge of the outside auditors. The outside auditor will be ultimately accountable to the Committee and the Board.

6. Make recommendations to the Board with regard to appropriate action to be taken to oversee the independence of the outside auditor.

7. Ensure its receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the Company and actively discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor.

Annual Audit and Interim Statements
-----------------------------------

8. Consider, in consultation with the outside auditor, the audit scope and plan of the outside auditor.

9. Consider, with management and the outside auditor, the rationale for employing audit firms other than the principal outside auditor.

10. Review, with the outside auditor, the coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

11. Review, with management and the outside auditor, at the completion of the annual audit:

         (a)   The Company's annual financial statements and related footnotes.
         (b) The outside auditor's audit of the financial statements and report thereon.

         (c) Any significant changes required in the outside auditor's audit plan.
         (d) Any serious difficulties or disputes with management encountered during the course of the audit.
         (e) Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

12. Review with management and the outside auditor interim financial statements before they are filed with the SEC or other regulators.

         The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

         The Committee shall meet at least four (4) times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information, as necessary. The Committee will review and reassess the adequacy of this charter annually.

         The Committee will perform such other functions as assigned by law, the Company's certificate of incorporation or bylaws, or the Board. The duties and responsibilities of a Committee member are in addition to those duties set out for a member of the Board.

                                    Exhibit B
                                    ---------

                          ONE VOICE TECHNOLOGIES, INC.

                           THIRD AMENDED AND RESTATED
                             1999 STOCK OPTION PLAN

     1.   PURPOSE. This Stock Option Plan (the "Plan") is intended to serve as
          -------
an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to One Voice Technologies, Inc., a Nevada corporation (the "Corporation"), and certain affiliates as set forth below, so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation. The Plan is a restatement in the entirety of the Plan.

     2.   ADMINISTRATION.
          --------------

          2.1. Committee. The Plan shall be administered by the Board of
               ---------
Directors of the Corporation (the "Board of Directors") or a committee of two or more members appointed by the Board of Directors (the "Committee") who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and outside directors as defined in Treasury Regulation (S) 1.162-27(e)(3). The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

          2.2. Term. If the Board of Directors selects a Committee, the members
               ----
of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

          2.3. Authority. The Committee shall have sole discretion and authority
               ---------
to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") ("Parent or Subsidiary"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete discretion and authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

          2.4. Type of Option. The Committee shall have full authority and
               --------------
discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

          2.5. Interpretation. The interpretation and construction by the
               --------------
Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     3.   ELIGIBILITY.
          -----------

          3.1  General. All directors, officers, employees of and consultants to
               -------
the Corporation, or any Parent or Subsidiary, relative to the Corporation's, or any Parent's or Subsidiaries', management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time and no person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant. No employee shall be granted more than 500,000 options in any one-year period.

           3.2. Termination of Eligibility.
                --------------------------

                3.2.1. If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any option granted hereunder to such optionee shall expire three months after the date of the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide, utilizing the provisions set forth in Treasury Regulations
(S) 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

                3.2.2. If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement. The Board of Directors shall have complete discretion and authority to determine whether the termination of the option is for cause.

           3.3. Death of Optionee and Transfer of Option. In the event an
                ----------------------------------------
optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance but not later than the expiration of the option by its terms. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of descent and distribution.

           3.4. Limitation on Incentive Options. No person shall be granted any
                -------------------------------
Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

     4.    IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the
           -----------------------
options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed 3,000,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan. Notwithstanding the above, at no time shall the total number of shares of Stock issuable upon exercise of all outstanding options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Corporation exceed 30% as calculated in accordance with the conditions and exclusions of (S) 260.140.45 of Title 10, California Code of Regulations, based on the shares of the issuer which are outstanding at the time the calculation is made.

     5.   TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the
          -------------------------------
Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

          5.1. Number of Shares. Each option shall state the number of shares of
               ----------------
Stock to which it pertains.

          5.2. Option Exercise Price. Each option shall state the option
               ---------------------
exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 85% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option.

          5.3. Term of Option. The term of an option granted hereunder shall be
               --------------
determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

          5.4. Method of Exercise. An option shall be exercised by written
               ------------------
notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

          5.5. Medium and Time of Payment. The option exercise price shall be
               --------------------------
payable in full on or before the option Exercise Date in any one of the following alternative forms:

               5.5.1. Full payment in cash or certified bank or cashier's check;

               5.5.2. A Promissory Note (as defined below), in the discretion of the Committee;

               5.5.3. Full payment in shares of Stock or other securities of the Corporation having a fair market value on the Exercise Date in the amount equal to the option exercise price;

               5.5.4. Through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instruction to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               5.5.5. A combination of the consideration set forth in Sections 5.5.1, 5.5.2, 5.5.3 and 5.5.4 equal to the option exercise price; or

               5.5.6. Any other method of payment complying with the provisions of Section 422 of the Code with respect to Incentive Options, provided the terms of payment are established by the Committee at the time of grant, and any other method of payment established by the Committee with respect to Non-Qualified Options.

          5.6. Fair Market Value. The fair market value of a share of Stock on
               -----------------
any relevant date shall be determined in accordance with the following provisions:

               5.6.1. If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account the factors found in (S) 260.140.50 of Title 10, California Code of Regulations and such other factors as the Committee shall deem appropriate.

               5.6.2. If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

               5.6.3. If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          5.7. Promissory Note. Subject to the requirements of applicable state
               ---------------
or Federal law or margin requirements, payment of all or part of the purchase price of the Stock may be made by delivery of a full recourse promissory note ("Promissory Note"). The Promissory Note shall be executed by the optionee, made payable to the Corporation and bear interest at such rate as the Committee shall determine, but in no case less than the minimum rate which will not cause under the Code (i) interest to be imputed, (ii) original issue discount to exist, or
(iii) any other similar results to occur. Unless otherwise determined by the Committee, interest on the Note shall be payable in quarterly installments on March 31, June 30, September 30 and December 31 of each year. A Promissory Note shall contain such other terms and conditions as may be determined by the Committee; provided, however, that the full principal amount of the Promissory Note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise. The Corporation may obtain from the optionee a security interest in all shares of Stock issued to the optionee under the Plan for the purpose of securing payment under the Promissory Note and shall retain possession of the stock certificates representing such shares in order to perfect its security interest.

          5.8. Rights as a Shareholder. An optionee or successor shall have no
               -----------------------
rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

          5.9. Modification, Extension and Renewal of Options. Subject to the
               ----------------------------------------------
terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

         5.10. Vesting and Restrictions. The Committee shall have complete
               ------------------------
authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or "vest" at the rate of at least 20% per year over the 5-year period beginning on the date the option is granted. Options granted to officers and directors shall become exercisable or "vest," subject to the condition of continued employment and/or continued service on the Board of Directors, as appropriate. The maximum vesting period for options granted to officers or directors will be five years from the date of grant.

         5.11. Other Provisions. The Stock Option Agreements shall contain such
               ----------------
other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

     6.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
         ------------------------------------------

         6.1.  Subdivision or Consolidation. Subject to any required action by
               ----------------------------
shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

         6.2.  Capital Transactions. Upon a sale or exchange of all or
               --------------------
substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction as determined by the Committee ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all vested options. The Corporation shall, subject to any applicable nondisclosure agreements binding the Corporation, attempt to provide optionees at least 15 days notice of the option termination date under this Section 6.2. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two-year period or a transaction similar to a Capital Transaction.

         6.3.  Adjustments. To the extent that the foregoing adjustments relate
               -----------
to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         6.4.  Ability to Adjust. The grant of an option pursuant to the Plan
               -----------------
shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

         6.5.  Notice of Adjustment. Whenever the Corporation shall take any
               --------------------
action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

         6.6.  Limitation on Adjustments. Any adjustment, assumption or
               -------------------------
substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

     7.  NONASSIGNABILITY. Options granted under this Plan may not be sold,
         ----------------
pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

     8.  NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option
         ----------------------
nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

     9.  TERM OF PLAN. This Plan is effective on the date the Plan is adopted by
         ------------
the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

     10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may,
         ---------------------
subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

     11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the
         --------------------
sale of Stock pursuant to options may be used for general corporate purposes.

     12. RESERVATION OF SHARES. The Corporation, during the term of this Plan,
         ---------------------
shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not
         --------------------------------
impose any obligation upon the optionee to exercise such option.

     14. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not
         -----------------------------------------------
take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void. Further, any stock acquired pursuant to the exercise of any options under this Agreement may not count for purposes of determining whether shareholder approval has been obtained.

     15. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in
         -----------------
this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option.

     16. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be
         ------------------
accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

     17. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein,
         --------------------------
the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or registration or qualification under any applicable state securities law.

         18. RESTRICTIVE LEGENDS. The certificates representing the Stock issued
             -------------------
upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

         19. NOTICES. Any notice to be given under the terms of the Plan shall
             -------
be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

         20. INFORMATION TO PARTICIPANTS. The Corporation shall make available
             ---------------------------
to all holders of options the information required pursuant to (S) 260.140.46 of the California Code of Regulations.


         As originally adopted by the Board of Directors as of July 14, 1999; amended and restated on November 22, 2000; and further amended on January 4, 2001 and on [________________], 2001.

                                   ONE VOICE TECHNOLOGIES, INC.,
                                   a Nevada corporation


                                   By: /s/ Dean Weber
                                       ---------------------------------------
                                       Dean Weber, President

                                   EXHIBIT "A"

                               ____________, 20__

One Voice Technologies, Inc.
6333 Greenwich Drive, Suite 240
San Diego, CA 92122

         Re:  Third Amended and Restated 1999 Stock Option Plan
              -------------------------------------------------

To Whom It May Concern:

         This letter is delivered to One Voice Technologies, Inc., a Nevada corporation (the "Corporation"), in connection with the grant to _______________ (the "Optionee") of an option (the "Option") to purchase __________ shares of common stock of the Corporation (the "Stock") pursuant to the Third Amended and Restated One Voice Technologies, Inc. 1999 Stock Option Plan dated July 14, 1999, amended and restated on November 22, 2000, and further amended on January 4, 2001 and on [__________], 2001 (the "Plan"). The Optionee understands that the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

         The Optionee acknowledges that the grant of the Option by the Corporation is in lieu of any and all other promises of the Corporation to the Optionee, whether written or oral, express or implied, regarding the grant of options or other rights to acquire Stock. Accordingly, in anticipation of the grant of the Option, the Optionee hereby relinquishes all rights to such other rights, if any, to acquire stock of the Corporation.

         In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them.

         1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

         2. The Optionee acknowledges receipt of a prospectus regarding the Plan which includes the information required by Section (a)(1) of Rule 428 under the Securities Act of 1933.

         3. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

         4. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

         5. The Optionee is a resident of the State of ____________________.

         6. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

         The foregoing representations and warranties are given on ____________, 20__ at ___________ _________________.

                                               OPTIONEE:


                                               ____________________________

                                   EXHIBIT "B"


                               ____________, 20__

One Voice Technologies, Inc.
6333 Greenwich Drive, Suite 240
San Diego, CA 92122

         Re:  Third Amended and Restated 1999 Stock Option Plan
              -------------------------------------------------

To Whom It May Concern:

         I (the "Optionee") hereby exercise my right to purchase ______________ shares of common stock (the "Stock") of One Voice Technologies, Inc., a Nevada corporation (the "Corporation"), pursuant to the Third Amended and Restated One Voice Technologies, Inc. 1999 Stock Option Plan dated July 14, 1999, amended and restated on November 22, 2000, and further amended on January 4, 2001 and on [_________], 2001 (the "Plan"), and the Stock Option Agreement (the "Agreement") dated ______________, 20__. As provided in such Plan, I deliver herewith payment as set forth in the Plan in the amount of the aggregate option exercise price. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name (and (spouse) , as (style
                                                           --------      ------
of vesting) ).
------------

         The Optionee hereby represents as follows:

         7. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

         8. The Optionee is a resident of the State of ____________________.

         9. The Optionee represents and agrees that if the Optionee is an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time the Optionee desires to sell any of the Stock, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

         The foregoing representations and warranties are given on ____________, 20__ at ___________ _________________.

                                                OPTIONEE:


                                                ____________________________

                                 [Form of Proxy]

                          ONE VOICE TECHNOLOGIES, INC.
                         6333 Greenwich Drive, Suite 240
                           San Diego, California 92122

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, as owner of ________ shares of common stock of One Voice Technologies, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on November 30, 2001, at 10:00 a.m. Pacific time, at the Embassy Suites Hotel, 4550 La Jolla Village Drive, San Diego, California 92122, and hereby further revokes all previous proxies and appoints Dean Weber or George H. Kaelin, III, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders and until their respective successors shall have been elected and qualified:

                                     Dean Weber
                                     George H. Kaelin, III
                                     Rahoul Sharan
                                     Bradley J. Ammon

           [_] AUTHORITY GRANTED to vote for      [_] AUTHORITY WITHHELD to vote
               nominees listed above, except as       for all nominees listed
               indicated to the contrary below.       above.


     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                     ______________________________________

(2) The approval of the Company's Third Amended and Restated 1999 Stock Option Plan.

         [_] FOR                   [_] AGAINST              [_] ABSTAIN

(3) The approval of the issuance of shares of the Company's common stock pursuant to the terms of a Securities Purchase Agreement between the Company and Nevelle Investors LLC.

         [_] FOR                   [_] AGAINST              [_] ABSTAIN


(4) The approval of the issuance of $600,000 shares of the Company's common stock pursuant to the terms of an 8% convertible note issued to Laurus Master Fund, Ltd.

         [_] FOR                   [_] AGAINST              [_] ABSTAIN


(5) The approval of the issuance of $500,000 shares of the Company's common stock pursuant to the terms of an 8% convertible note issued to Stonestreet Limited Partnership.

         [_] FOR                   [_] AGAINST              [_] ABSTAIN

(6) The ratification of the selection of Stonefield Josephson, Inc. as the Company's auditors for the fiscal year ending December 31, 2001.

         [_] FOR                   [_] AGAINST              [_] ABSTAIN


(7) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

The shares represented by this proxy will be voted as you have indicated above. If no indication has been made, the shares represented by this proxy will be voted for the above nominees and in favor of such proposals, and as said proxy deems advisable on such other business as may properly come before this meeting.


                                        Dated: ___________________________, 2001


                                        ________________________________________
                                                      (Signature)


                                        ________________________________________
                                                      (Signature)

                                        Sign exactly as your name appears on
                                        your share certificate. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title. If more than one trustee, all
                                        should sign. All joint owners should
                                        sign. If a corporation, sign in full
                                        corporation name by president or other
                                        authorized officer. If a partnership,
                                        sign in partnership name by authorized
                                        person. Persons signing in a fiduciary
                                        capacity should indicate their full
                                        title in such capacity.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.